UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2008

Malvern Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

United States	001-34051	38-3783478
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

42 E. Lancaster Avenue, Paoli, Pennsylvania	19301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 644-9400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

           (a)      Not applicable.

           (b)      Not applicable.

           (c)      Not applicable.

           (d)      Not applicable.

           (e)      On December 16, 2008, Malvern Federal Savings Bank (the “Bank”), the wholly owned subsidiary of Malvern Federal Bancorp, Inc. (the “Company”), amended and restated (i) the Director Retirement Plan Agreements (the “Retirement Agreements”) which the Bank had previously entered into with Bank directors Hughes, Palmer, Prizer, Scartozzi, Shanaughy and Yerkes, and (ii) the Supplemental Executive Retirement Plan Agreements (the “SERPs”) which the Bank previously entered into with Messrs. Ronald Anderson, Dennis Boyle, William E. Hughes, Jr., Gerard M. McTear, Jr. and three other officers of the Bank.

          The Retirement Agreements and SERPs were amended in order to comply with the final regulations issued by the Internal Revenue Service under Section 409A of the Internal Revenue Code, as amended (the “Code”). The amendments neither improve nor increase the benefits participants are entitled to receive under the terms of such plans and agreements nor increase the expense of such plans and agreements to the Company and/or the Bank.

          For additional information, reference is made to the Amended and Restated Retirement Agreements and Amended and Restated SERPs which are included herein as Exhibits 10.1 through 10.10, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

           (a)      Not applicable.

           (b)      Not applicable.

           (c)      Not applicable.

           (d)      Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
10.1	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and F. Claire Hughes, Jr.

10.2	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and Joseph E. Palmer, Jr.

10.3	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and David Prizer

10.4	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and Cordine Scartozzi

10.5	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and Edward P. Shanaughy, II

10.6	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Banks and John B. Yerkes, Jr.

10.7	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and Ronald Anderson

10.8	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and Dennis Boyle

10.9	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and Gerard M. McTear, Jr.

10.10	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and William E. Hughes, Jr.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MALVERN FEDERAL BANCORP, INC.

Date: December 16, 2008	By:	/s/ Ronald Anderson
Ronald Anderson
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and F. Claire Hughes, Jr.

10.2	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and Joseph E. Palmer, Jr.

10.3	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and David Prizer

10.4	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and Cordine Scartozzi

10.5	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Bank and Edward P. Shanaughy, II

10.6	Amended and Restated Director Retirement Agreement between Malvern Federal Savings Banks and John B. Yerkes, Jr.

10.7	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and Ronald Anderson

10.8	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and Dennis Boyle

10.9	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and Gerard M. McTear, Jr.

10.10	Amended and Restated Supplemental Executive Retirement Plan Agreement between Malvern Federal Savings Bank and William E. Hughes, Jr.